SCHEDULE 14A
                     Information Required in Proxy Statement
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant:                     [X]
Filed by a Party other than the Registrant:  [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ]      Confidential, For use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12
                            CAPITAL INDUSTRIES, INC.
                (Name Of Registrant As Specified In Its Charter)
                   (Name of Person(s) Filing Proxy Statement)  Payment of Filing
               Fee (Check the appropriate box):
[ ]      $125  per  Exchange  Act  Rules  0-11(c)(1)(ii),   14a-6(i)(1),   or
         14a-6(j)(2) or Item 22(a)(2) of Schedule 14A.
[ ]      $500 per each party to the controversy pursuant to Exchange
         Act Rule 14a-6-(i)(3).
[X]      Fee computed on table below per Exchange Act Rules 14a-
         6(i)(4) and 0-11.
         (1)      Title of each class of securities to which transaction
                  applies:
         (2)      Aggregate number of securities to which transaction
                  applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 [set forth the amount on which the filing fee is calculated and state how it was determined]: (4) Proposed maximum aggregate value of transactions: $2,525,164.38
         (5)      Total fee paid:  $505.03
[X]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                            CAPITAL INDUSTRIES, INC.
                             8900 Keystone Crossing
                                   Suite 1150
                           Indianapolis, Indiana 46240
                                 (317) 844-3722


               --------------------------------------------
               NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
               --------------------------------------------
                          To Be Held on April 23, 1996

     The annual meeting of the shareholders of Capital Industries, Inc., an Indiana corporation ("the Company"), will be held at the offices of the Company, 8900 Keystone Crossing, Suite 1150, Indianapolis, Indiana on April 23, 1996, at 10:00 A.M., Indianapolis (Eastern Standard) Time, for the following purposes:


     (1)  To elect a Board of seven Directors.

     (2) To approve the dissolution of the Company and the plan for dissolution and complete liquidation of the Company (the "Plan").

     (3) To elect trustees of a liquidating trust to be established under the Plan.

     (4) To act on such other business as may properly come before the annual meeting or any adjournment thereof.


     The Board of Directors of the Company has fixed the close of business on March 22, 1996, as the record date for the determination of shareholders entitled to receive notice of and to vote at the annual meeting and any adjournment thereof.


     Whether or not you expect to be present at the annual meeting, please complete, date and sign the enclosed form of proxy and return it promptly in the enclosed envelope, which requires no postage if mailed in the United States.

                                   By Order of the Board of Directors


                                   Paul A. Shively, Secretary


Indianapolis, Indiana
April 8, 1996

                                 PROXY STATEMENT



     The enclosed proxy is solicited by the Board of Directors of Capital Industries, Inc., an Indiana corporation ("the Company"), the principal executive offices of which are located at 8900 Keystone Crossing, Suite 1150, Indianapolis, Indiana 46240, for use at the annual meeting of the Company's shareholders to be held on April 23, 1996, and at any adjournment thereof. A copy of the Company's Annual Report on Form 10-K for the year ended March 31, 1995is being mailed with this Proxy Statement to all shareholders of the Company entitled to vote at the annual meeting.



     The purposes of the annual meeting are: (i) to elect seven Directors, (ii) to approve the dissolution of the Company and the plan for dissolution and complete liquidation of the Company (the "Plan"), (iii) to elect trustees of a liquidating trust to be established under the Plan, and (iv) to transact such other business as may properly come before the meeting.

                            VOTING RIGHTS AND PROXIES



     The Board of Directors has fixed the close of business on March 22, 1996, as the record date for determining which shareholders are entitled to notice of, and to vote at, the annual meeting. Only holders of shares of the Company's Common Stock of record on the books of the Company at the close of business on March 22, 1996, will be entitled to vote at the annual meeting or any adjournment thereof.

     As of March 22, 1996, there were 273,879 shares of the Company's Common Stock outstanding. Each share of the Company's Common Stock entitles the holder thereof to one vote on each matter to be considered at the annual meeting.



     Any shareholder executing a proxy may revoke it at any time before it is exercised either by delivering to the Corporate Secretary of the Company a duly executed written instrument expressly revoking the proxy or a later dated proxy, or by attending the annual meeting and voting in person. Attendance at the meeting will not of itself revoke a proxy. EACH PROPERLY EXECUTED PROXY RECEIVED PRIOR TO THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED AS SPECIFIED THEREIN OR, IN THE ABSENCE OF SPECIFIC INSTRUCTIONS TO THE CONTRARY, WILL BE VOTED IN FAVOR OF THE ELECTION OF THE NOMINEES AND THE PROPOSALS TO BE CONSIDERED.



     Under the Company's By-Laws, the aggregate number of votes entitled to be cast by all record shareholders present in person or by proxy at the annual meeting, whether those shareholders vote "for", "against" or "abstain" from voting will be counted for purposes of determining whether a quorum is present. Abstentions, including broker non-votes, shall be counted as neither FOR nor AGAINST a matter or nominee. However, in the case of Proposals I and III, abstentions and borker non-votes will have the effect of reducing the applicable plurality which the nominees would require for election. Abstentions and broker non-votes will have the effect of counting as votes opposed to the approval of Proposal II since the approval of Proposal II requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock.


     THE APPROVAL OF ALL MATTERS SUBMITTED TO THE SHAREHOLDERS UNDER THIS PROXY STATEMENT IS ASSURED BASED UPON INFORMATION PROVIDED BY OFFICERS, DIRECTORS AND PRINCIPAL SHAREHOLDERS.

     The Board of Directors of the Company does not know, as of the date of the mailing of this Proxy Statement, of any business to be brought before the annual meeting other than as set forth herein. However, if any matters other than those referred to in this Proxy Statement should properly come before the meeting, it is intended that the persons named as proxies in the enclosed proxy may vote the proxy on those matters in accordance with their best judgment in light of the conditions then prevailing.

     The entire cost of soliciting proxies will be borne by the Company. Proxies will be solicited by mail and may further be solicited for no additional compensation by officers, Directors or employees of the Company by correspondence, telephone, telegraph or in person.


     This Proxy Statement is being mailed to shareholders of record of the Company on or about April 8, 1996.


              VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF


     The following table shows the number and percentage of shares of the Company's Common Stock owned beneficially on March 22, 1996, by each person who owned beneficially more than 5% of the issued and outstanding shares of the Company's Common Stock on that date and by all officers and Directors as a group. Except where otherwise indicated, each person listed has sole voting and investment power with respect to the shares listed as beneficially owned by the shareholder.


                                         Amount and
                                         Nature of
Name and Address of                      Beneficial              Percent of
Beneficial Owner                         Ownership                 Class
- ----------------                         ---------               ----------
John B. Gray, Jr.                        83,515                     30.49%
8160 Beech Knoll
Indianapolis, Indiana 46256

Charles E. Lanham                        29,831   (1)               10.89%
8900 Keystone Crossing
Suite 1200
Indianapolis, Indiana 46240

O.U. Mutz                                71,628   (2)               26.15%
8900 Keystone Crossing
Suite 1150
Indianapolis, Indiana 46240

J. Fred Risk                             35,428   (3)               12.94%
8900 Keystone Crossing
Suite 1150
Indianapolis, Indiana 46240

John T. Risk                             14,624   (4)                5.34%
8900 Keystone Crossing
Suite 1150
Indianapolis, Indiana 46240

H. William Mutz                          35,724   (5)               13.04%
8900 Keystone Crossing
Suite 1150
Indianapolis, Indiana 46240
- ----------

(1)  This figure  includes  34 shares  owned by Athena  Development  Corporation
     ("Athena"), a corporation in which Mr. Lanham owns all of the outstanding shares. The shares shown in the table do not include 417 shares owned by B.
     V. Henderson Trust, of which Mr. Lanham is the trustee.

(2) This figure includes (i) 752 shares that Mr. Mutz's wife owns, in respect of which Mr. Mutz disclaims beneficial ownership, (ii) 692 shares owned by Caleb Associates, a partnership in which Mr. Mutz is a general partner,
     (iii) 35,612 shares owned by Claridge Associates, a partnership in which Mr. Mutz is a general partner and shares voting and dispositive powers over such shares with H. William Mutz, and (iv) 17,410 shares owned by Sovereign Group, Inc. ("Sovereign"), in which Mr. Mutz has a 28.4% interest and shares voting and dispositive powers over such shares with J. Fred Risk.

(3) This figure includes (i) 2,002 shares that Mr. Risk's wife owns, in respect of which Mr. Risk disclaims beneficial ownership, and (ii) 17,410 shares owned by Sovereign, in which Mr. Risk has a 29.6% interest and shares voting and dispositive powers over such shares with O.U. Mutz.

(4) This figure includes (i) 1,250 shares that Mr. Risk's wife owns, in respect of which Mr. Risk disclaims beneficial ownership and (ii) 2,115 shares owned by Canterbury Corporation in which Mr. Risk has a 45 % interest. John
     T. Risk is the son of J. Fred Risk.

(5) This figure includes (i) 9 shares that Mr. Mutz's wife owns, in respect of which Mr. Mutz disclaims beneficial ownership, (ii) 49 shares that Mr. Mutz's minor children own, in respect of which Mr. Mutz disclaims beneficial ownership, and (iii) 35,612 shares owned by Claridge Associates, a partnership of which Mr. Mutz is a general partner and shares voting and dispositive powers over such shares with O.U. Mutz. H. William Mutz is the son of O.U. Mutz.

                       PROPOSAL I -- ELECTION OF DIRECTORS

Nominees for Election as Directors


     The following table and the narrative which follow it lists the nominees for election as Directors of the Company, their ages and principal occupations at present and for the last five years, and the number and percent of shares of the Company's Common Stock each nominee and executive officer owned directly or indirectly as of February 22, 1996:

                               Served
                               as a                  Shares
                               Director            Beneficially         Percent
Name                           Since      Age        Owned              of Class
- ----                           -----      ---        -----              --------
John B. Gray, Jr.              1986       61         83,515              30.49%
Charles E. Lanham              1983       63         29,831 (1)          10.89%
O.U. Mutz                      1975       68         71,628 (2)          26.15%
John D. Peterson               1983       62          3,000 (3)           1.10%
Robert H. Reynolds             1986       59          1,165               0.43%
J. Fred Risk                   1976       67         35,428 (4)          12.94%
Paul A. Shively                1992       53          2,579               0.94%
Other Executive Officers
H. William Mutz                                      35,724 (5)          13.04%

All Directors and Executive Officers                209,848 (6)          76.62%
as a group (8 persons)
- ----------
(1)  This figure  includes  34 shares  owned by Athena  Development  Corporation
     ("Athena"), a corporation in which Mr. Lanham owns all of the outstanding shares. The shares shown in the table do not include 417 shares owned by B.
     V. Henderson Trust, of which Mr. Lanham is the trustee.

(2) This figure includes (i) 752 shares that Mr. Mutz's wife owns, in respect of which Mr. Mutz disclaims beneficial ownership, (ii) 692 shares owned by Caleb Associates, a partnership in which Mr. Mutz is a general partner,
     (iii) 35,612 shares owned by Claridge Associates ("Claridge"), a partnership in which Mr. Mutz is a general partner and shares voting and dispositive powers over such shares with H. William Mutz, and (iv) 17,410 shares owned by Sovereign Group, Inc. ("Sovereign"), in which Mr. Mutz has a 28.4% interest and shares voting and dispositive powers over such shares with J. Fred Risk.


(3) This figure includes 2,000 shares owned by City Securities Corporation, a corporation of which Mr. Peterson is the Chairman.

(4) This figure includes (i) 2,002 shares that Mr. Risk's wife owns, in respect of which Mr. Risk disclaims beneficial ownership, and (ii) 17,410 shares owned by Sovereign, in which Mr. Risk has a 29.6% interest and shares voting and dispositive powers over such shares with O.U. Mutz.


(5) This figure includes (i) 9 shares that Mr. Mutz's wife owns, in respect of which Mr. Mutz disclaims beneficial ownership, (ii) 49 shares that Mr. Mutz's minor children own, in respect of which Mr. Mutz disclaims beneficial ownership, and (iii) 35,612 shares owned by Claridge of which Mr. Mutz is a general partner and shares voting and dispositive powers over such shares with O.U. Mutz. H. William Mutz is the son of O.U. Mutz.

(6) This figure is reduced by the 17,410 shares owned by Sovereign which are included in the shares owned by O.U. Mutz and which are also included in the shares owned by J. Fred Risk; and the 35,612 shares owned by Claridge which are included in the shares owned by O.U. Mutz which are also included in the shares owned by H. William Mutz.

The business experience of each director nominee

     Mr. Gray served as the President of the Company from 1986 to 1991.

     Mr. Lanham is the Chairman of Klipsch, Lanham & Associates, Inc. since 1989; Chairman of Overhead Door Company of Indianapolis, Inc., since prior to 1988; and a Director of Consolidated Products, Inc. a corporation engaged in the family restaurant business.

     Mr Mutz is the Chairman of the Board and Chief Executive Officer of the Company and has served in these positions since 1984. He served as the President and a Director of Forum Group, Inc. ("Forum") from prior to 1983 to 1991. Forum filed a voluntary petition for protection under Chapter 11 of the Federal bankruptcy laws on February 19, 1991.

     Mr. Peterson has served as the Chairman of the Board of City Securities Corporation since prior to 1988. He also serves as a Director of Lilly Industries, Inc., and of Duke Realty Investments, Inc., a real estate investment trust.

     Mr. Reynolds has served as a partner of the law firm of Barnes & Thornburg, since prior to 1988.

     Mr. Risk has served as the Vice Chairman of the Board of the Company since 1984; Chairman of the Board of Sovereign. He is also a director of Consolidated Products, Inc., and was the Chairman of the Board of Forum from prior to 1983 to 1991. Forum filed a voluntary petition for protection under Chapter 11 of the Federal bankruptcy laws on February 19, 1991.

     Mr. Shively has served as the Secretary of the Company since prior to 1988 and was a Director of Capital from 1975-1983. He was a Senior Vice President and Treasurer of Forum from 1984 to 1995. Forum filed a voluntary petition for protection under Chapter 11 of the Federal bankruptcy laws on February 19, 1991.


     Seven Directors will be elected at the annual meeting. Unless authorization is withheld, the enclosed proxy will be voted in favor of electing as Directors the nominees listed above, each of whom is now a Director whose present term of office will expire upon completion of the election at the meeting. If any nominee is unable to serve, the proxy will be voted for a substitute nominee selected by the Board of Directors. It is not expected that the Company will hold any more annual meetings after April 23, 1996 if the proposed dissolution described herein is approved by the shareholders. As such, the Directors to be elected hereby will be expected to complete the dissolution and liquidation of the Company as described in the Plan.


     THE DIRECTORS SHALL BE ELECTED UPON A PLURALITY OF VOTES CAST AT THE ANNUAL SHAREHOLDERS MEETING.

Meetings and Committees

     The Board of Directors of the Company held four meetings during the fiscal year ended March 31, 1995. During that fiscal year, each incumbent director attended 75% or more of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he served.

     The Board of Directors has standing Audit, Nominating, Executive and Stock Option and Compensation Committees, the memberships of which are as follows:

     Audit                                       Nominating
     Committee                                   Committee
     ---------                                   ---------

     Paul A. Shively, Chairman               J. Fred Risk, Chairman
     John B. Gray, Jr.                       John B. Gray, Jr.
     Charles E. Lanham                       O.U. Mutz
     John D. Peterson

     Executive                               Stock Option and
     Committee                               Compensation Committee
     ---------                               ----------------------
     O. U. Mutz, Chairman                    Robert H. Reynolds, Chairman
     John D. Peterson                        Charles E. Lanham
     Robert H. Reynolds                      J. Fred Risk
     J. Fred Risk                            Paul A. Shively



     The Audit Committee, determines the scope of the audit function to be provided and reviews the audited financial statements. The Audit Committee did not hold any meetings during the fiscal year ended March 31, 1995 and relied on its determination of the scope of the audit function for the previous year.

     The Nominating Committee, which held one meeting during the last fiscal year, reviews the performance of Directors and others and makes recommendations concerning individuals to be nominated as Directors and to be elected as officers of the Company. The Nominating Committee will consider nominees recommended by shareholders, but, in order to have a nominee considered for election at the next annual meeting of shareholders, if any, a shareholder must submit his nomination, accompanied by a resume of the proposed nominee's qualifications, to the Company (8900 Keystone Crossing, Suite 1150, Indianapolis, Indiana 46240, Attn: Corporate Secretary) so that it is received no later than June 30, 1996.

     The Executive Committee, which held one meeting during the last fiscal year, exercises substantially all of the powers of the Board of Directors during the intervals between the meetings of the Board.

     The Stock Option and Compensation Committee, which held one meeting during the last fiscal year, determines annual salaries and bonuses of senior management personnel.

Compensation of Executive Officers and Directors

     The following table shows the compensation paid during the last three fiscal years to O.U. Mutz, the Chairman and Chief Executive Officer of the Company and H. William Mutz, Vice President. H. William Mutz was the only executive officer who received in excess of $100,000 during the fiscal year ended March 31, 1995.



                        SUMMARY COMPENSATION TABLE


                                                                  All other
                             Year     Salary        Bonus      Compensation(1)
                             ----     ------        -----      ---------------


O.U. Mutz                    1995    $75,000         --               $1,928
  Chairman                   1994     75,000         --                2,044
  Chief Executive Officer    1993     32,250    $85,000                1,622

H. William Mutz              1995   $127,741    $18,000               $2,921
  Vice President             1994    123,461         --                2,052
                             1993    117,415         --                2,288
- ---------------
(1)  These amounts represent Company matching contributions to the 401(k) plan.

     During fiscal 1996, in addition to their base salaries, O.U. Mutz received $100,000 representing severance compensation and a bonus for his efforts in completing the asset sale involving Truckpro Parts & Service, Inc, and H. William Mutz received a $25,000 bonus for his efforts in completing the asset sale and a bonus of $15,000 for his performance in running Truckpro Parts & Service, Inc. until the completion of the asset sale. The payment made to O.U. Mutz hereunder was not made pursuant to an agreement. The Board of Directors awarded such compensation to reward his contributions and to encourage his continuing leadership during the winding up of the Company. The Board of Directors did not allocate or designate the amount of such payment which constituted bonus and which part constituted severance.

Compensation of Directors

     For the year ended March 31, 1995, each non-employee Director was compensated at the rate of $5,000 per year plus $500 per board meeting attended and $250 per committee meeting not held in conjunction with a board meeting.


     The law firm of Barnes & Thornburg has historically provided legal services to the Company in the ordinary course. Barnes & Thornburg is expected to continue to provide legal services to the Company from time to time. Fees paid to Barnes & Thornburg during the fiscal years ended March 31, 1995 and 1994 were $5,032 and $21,181, respectively. Robert H. Reynolds, one of the Company's directors, is a partner of Barnes & Thornburg.



Interest of Management and Others in Certain Transactions

     Truckpro Parts & Service, Inc., a subsidiary of the Company, leases an 11,000 square foot retail and service facility and certain equipment from Breckenridge Corporation at a combined annual rent of $54,600 during each of the fiscal years ended March 31, 1995 and 1994. Breckenridge Corporation and Keystone Group are 100% subsidiaries of Sovereign Group, Inc. which is owned to the extent of 58% by O.U. Mutz and J. Fred Risk, both directors of the Company. The lease for the real property was executed in 1980 and the equipment leases were entered into at various times before 1994. All leases provide for lease payments which were intended to equate with the fair rental value of such property in arms length transactions at the time such leases were executed. See "---Compensation of Directors."

Performance Graph

     Because the Company's stock is not actively traded and has not been traded in the open market during the period for which a performance graph would be prepared, it is unable to obtain any information regarding the pricing of its securities and is therefore unable to provide a performance graph.

New Transfer Agent

     The Company has recently changed its stock transfer agent to American Stock Transfer & Trust Co., 40 Wall Street, New York, NY 10005. Shareholders may also reach the transfer agent by calling (800) 937-5449.


Present Financial Condition of the Company

     Part I of the Company's report on Form 10-Q for the quarter ended December 31, 1995, as amended, is presented herein as Exhibit A. The Form 10-Q is included for the purpose of providing more current financial information to the shareholders in addition to the annual report on Form 10-K for the year ended March 31, 1995 which is also being provided to shareholders in conjunction with this proxy statement.


PROPOSAL II -- DISSOLUTION AND LIQUIDATION OF THE COMPANY


Background and Reasons for the Dissolution

     On December 16, 1995, the Board of Directors approved the dissolution of the Company pursuant to the Plan and recommended ratification of the Plan by the shareholders. The Plan, which is attached hereto as Exhibit B provides that the officers shall wind up the business of the Company, liquidate its assets, satisfy its liabilities and form a liquidating trust ("Liquidating Trust") to succeed to the assets and liabilities of the Company which cannot be liquidated in an expeditious manner.

     The primary reason the Board of Directors wishes to dissolve the Company is that the Company no longer has any operating businesses following the asset sale involving its subsidiary, Truckpro Parts & Service, Inc. ("Truckpro"), which was completed effective September 30, 1995. The Company does not presently plan to acquire any operating businesses or begin any new operations. If the Plan is not adopted and the Company does not subsequently acquire or start an operating business, the Company may be deemed to be an investment company pursuant to the Investment Company Act of 1940 and subject to compliance with new and costly regulations, in addition to its continuing administrative, legal and accounting expenses. Additionally, because the Company would not have any operating revenue, except interest and investment revenues from its assets, the net worth of the Company would decline rather rapidly and the value of the shareholders equity in the Company would also decline accordingly. Finally, the adoption of the Plan will permit the Company to provide a certain degree of liquidity to its shareholders in the form of any cash which is distributed to the shareholders in conjunction with the Plan. Such liquidity is not otherwise readily available to the shareholders since there has been very limited trading of the Company's capital stock for several years.

     Another consideration of the Board of Directors in its decision to dissolve the Company relates to a provision in the Truckpro asset sale. The terms of such sale provide that the purchaser will have limited recourse to Truckpro and the Company for any breaches of the representations and warranties in the sale agreement upon the dissolution of the Company and Truckpro. Upon the dissolution, the purchaser's recourse will be limited to the assets contained in an escrow fund. See "---Purposes of the Liquidating Trust" and "---Material Terms and Conditions of the Escrow" herein.

     The Board of Directors has determined that the dissolution of the Company is advisable despite the fact that the Company has net operating loss carryovers from previous years which may make any new operations advantageous, to the extent that any new operations are profitable. However, because there can be no assurances that such new operations would in fact be profitable or provide shareholders with a suitable rate of return, the Board of Directors determined not to pursue such a course of action.

Estimated Distributions if the Plan is Adopted


     Based on the assumptions that, as of the record date for the liquidating distributions: (i) the Company will have 273,879 shares of its Common Stock outstanding and (ii) the Company will have reduced its contingent liabilities to $333,000, the Liquidating Trust will initially be funded with cash of approximately $5.10 for each share of the Company's Common Stock outstanding. Depending upon the amount of net cash proceeds which the Company ultimately realizes upon the liquidation of non-cash assets and the amount of the Company's and its subsidiary's contingent liabilities which become actual liabilities, as well as administrative costs incurred in connection with such liquidation and administration of the Liquidating Trust, the interests of the Company's shareholders in the Liquidating Trust may be worth $9.22 for each share of the Company's Common Stock outstanding or have little or no value. THERE CAN BE NO ASSURANCES AS TO THE AMOUNT OF THE COMPANY'S NET CASH PROCEEDS FROM NON-CASH ASSETS OR THE AMOUNT OF THE COMPANY'S CONTINGENT LIABILITIES, THE SIZE OF THE LIQUIDATING TRUST, OR THE VALUES SET FORTH ABOVE, WHICH ARE PRESENTED FOR ILLUSTRATIVE PURPOSES ONLY. ACTUAL VALUES MAY VARY SUBSTANTIALLY BECAUSE THE ACTUAL VALUE OF THE COMPANY'S ASSETS MAY BE MATERIALLY LESS THAN THOSE PRESENTED IN THIS DISCLOSURE.


Operation of the Company under the Plan

     If the Plan is adopted, the Company will file Articles of Dissolution with the Secretary of State for the State of Indiana. It will then begin a process of winding up the business of the Company which shall include liquidating its assets, satisfying its liabilities, and notifying its creditors. The Company will require the shareholders to surrender their stock certificates in order to receive liquidating distributions and beneficial interests in the Liquidating Trust, or to provide such other affidavits, certificates and/or bonds as the officers of the Company may reasonably request.

     The process of winding up the business of the Company may require a year or longer, and the officers will be authorized to take any such actions which may be necessary to complete the affairs of the Company. However, the officers of the Company will not have the power or authority to enter into any new businesses or activities which are not directly related to the winding up of the Company.

Purposes of the Liquidating Trust


     The Liquidating Trust will be organized pursuant to the terms of a liquidating trust agreement substantially in the form attached hereto as Exhibit C (the "Liquidating Trust Agreement") and will be funded with assets sufficient to liquidate the known liabilities of the Company which the trust will assume. The Liquidating Trust will also be funded with a reasonable reserve for unliquidated claims which may hereafter be asserted against the Company. Any funds of the Company which are not placed into the Liquidating Trust will be distributed to the shareholders pursuant to the Plan. Another purpose of the Liquidating Trust will be to succeed to the rights of the Company of certain escrow or reserve funds (the "Escrow") from the sale of the assets of Truckpro to Haygood Limited Partnership (the "Asset Sale"). The terms of the Asset Sale provide that the funds in the Escrow may be released over time. However, the Escrow will continue until at least September 1998 if no claims exist against the Escrow at that time. Accordingly, the term of the Liquidating Trust will continue at least as long as the Escrow. The Liquidating Trust, by its terms, is required to distribute as much as possible to the Beneficiaries and retain only what is needed and cannot be distributed to the Beneficiaries (such as the Escrow).

Distributions to Shareholders and Beneficiaries

     Distributions to the shareholders of the Company will consist of cash and Beneficial Interests in the Liquidating Trust. The cash distributions from the Company will occur in one or more installments. However, it is not known when the Company will begin to make distributions to the shareholders and fund the Liquidating Trust. The liquidation will be completed as quickly as is reasonably advisable under the circumstances existing at the time.

     By the terms of the Liquidating Trust, the Beneficiaries will also receive distributions from the Liquidating Trust, to the extent that the Liquidating Trust has funds in excess of amounts required to satisfy known and contingent liabilities. Such determination will be made at the discretion of the trustees of the Liquidating Trust. The Company believes that the Beneficiaries may receive annual distributions from the Liquidating Trust provided that no claims are asserted against the Escrow.

Material Terms and Conditions of the Escrow


     The Escrow presently consists of assets with an approximate book value of $756,000. The assets in the Escrow consist primarily of the Company's interest in certain non-negotiable certificates of indebtedness (the "Notes") of HD America, Inc., a buying cooperative of which Truckpro was a member, and approximately $106,000 of cash. The amount of cash in the Escrow will vary over time, and the payments on the Notes will be converted to cash during the term of the Escrow. The Company, and/or the Liquidating Trust will be entitled under the terms of the Escrow to receive on December 31, 1996, December 31, 1997 and September 28, 1998 any payments on the Notes and earnings thereon, except to the extent of outstanding claims of Haygood Limited Partnership pursuant to the terms of the Asset Sale. Haygood Limited Partnership, pursuant to the terms of the Asset Sale, is required to purchase the balance of the Notes on September 28, 1998 provided that: (i) the Notes are not delinquent (since the risk of non-payment of the Notes remains a risk of the Company), and (ii) there are not outstanding claims against the Escrow at such time.

     HD America, Inc. is in the process of funding escrow accounts on behalf of the Company and the other members of the buying cooperative (which escrow is distinct from the Escrow related to the Truckpro Asset Sale). Although the Notes have been paid on the anticipated schedule in the past, there can be no assurances that HD America, Inc. will continue to pay the Notes in the same manner. The Notes, by their terms, are subject to the right of HD America, Inc. to offset any amounts owed to it by the Company. However, the Company believes that all amounts owing by it to HD America, Inc. have been paid in full and the Company is not presently aware of any claim which HD America, Inc. may assert as a setoff against the Notes. Additionally, because the Notes are non-interest bearing and are not readily transferable "negotiable instruments" the remedies available to the Company or the Liquidating Trust under such circumstances are difficult to anticipate.


     Provided that there are no claims under the Escrow at the time such amounts are available for distribution and that the Notes are paid in the installments which the Company presently anticipates, approximately $282,000 will be released from the Escrow to the Liquidating Trust on December 31, 1996; approximately $254,000 will be released from the Escrow to the Liquidating Trust on December 31, 1997; and approximately $220,000 will be released from the Escrow to the Liquidating Trust on September 28, 1998.

     Due to the nature of the Notes, there can be no assurances that the Notes will actually be repaid if HD America, Inc. should become insolvent in the future. There are also no assurances as to the actual timing that payments on the Notes will be made and become part of the cash in the Escrow which would be available for distribution to the Liquidating Trust and the Beneficiaries on the dates listed above. However, the Company is not presently aware of any reason why HD America, Inc. will not pay the Notes in accordance with their terms.

The Beneficial Interests and Limitations on Transfer

     The shareholders of the Company will receive beneficial interests (the "Beneficial Interests") in the assets of the Liquidating Trust represented by a shareholder's number of shares of the Company Common Stock relative to the total number of shares of the Company, and the shareholders will be the "Beneficiaries" of the Liquidating Trust. The Beneficiaries will have no title to, right to, or control of the Liquidating Trust or the assets thereof except
(i) the right to receive distributions from the Liquidating Trust, if there are distributions, and (ii) such other rights which are provided in the Liquidating Trust Agreement. Title to the assets of the Liquidating Trust and the control thereof shall be vested in the trustees of the Liquidating Trust. See "---Risks to Shareholders and Beneficiaries".

THE BENEFICIAL INTERESTS IN THE LIQUIDATING TRUST SHALL NOT BE TRANSFERABLE BY THE BENEFICIARIES, EXCEPT BY DEATH AND OPERATION OF LAW.

Rights of Beneficiaries Compared to the Rights of Shareholders

     The rights of the Beneficiaries will vary materially from the rights which shareholders have. The material differences between the rights of the Beneficiaries and shareholders include: (i) the Beneficial interests will not be transferable except by death and operation of law (compared to the Company's shares which are transferable and can be sold, subject to the restrictions of Rule 144 of the 1933 Act applicable to affiliates), (ii) there will not be annual meetings of the Beneficiaries, unless such meetings are called by Beneficiaries holding 25% or more of the Beneficial Interests (while the shareholders may call a special meeting upon the request of holders of 25% or more of the Company's Common Stock and the shareholders are entitled to vote at annual meetings and special meetings of the Company and), (iii) Beneficiaries will not generally participate in the operation of the Liquidating Trust or elect trustees (except as provided in Proposal III which provides for the election of the initial trustees), but the Beneficiaries may remove any or all of the trustees upon the affirmative vote of two-thirds of the Beneficial Interests (while shareholders are entitled to participate in the operation of the Company by voting in the election of directors and on other matters requiring the approval of the shareholders) and (iv) the Liquidating Trust Agreement does not provide for the opportunity for Beneficiaries to inspect the Liquidating Trust's records, but it does not specifically prohibit inspection (while the shareholders are, under certain circumstances, entitled to inspect certain Company records).

     The nature of the Beneficial Interests is materially different from the interests the shareholders presently possess because the Liquidating Trust's primary purpose is to liquidate the assets and liabilities of the Company, while the primary purpose of the Company is to operate as a going concern and provide a return on the shareholders' investment.


     The trustees of the Liquidating Trust shall be subject to the standard of care of a prudent man and use the same degree of care and skill under the circumstances in the conduct of his own affairs. This standard of care varies somewhat from the standard of care of the directors and officers of the Company to the Company and its shareholders under Indiana law. Indiana law subjects a director to liability only if the director: (i) fails to perform the duties of the directors office; and (ii) such breach or failure constitutes willful misconduct or recklessness. Additionally, the application of such standards may vary due to the fact that the Liquidating Trust has a very specific and narrow purpose which is to liquidate the Company's assets and liabilities and distribute the remainder to the Beneficiaries. The trustees will also be expected to complete this very narrow purpose.

Reports to Beneficiaries


     It is anticipated that the public reporting by the Company as required by the Securities and Exchange Act of 1934 will be discontinued upon the funding of the Liquidating Trust, and that the Liquidating Trust will have limited filing requirements with the Securities and Exchange Commission (the "Commission"). However, the trustees of the Liquidating Trust will have annual income tax and informational reporting obligations to the Beneficiaries pursuant to the provisions of the Liquidating Trust Agreement. Beneficiaries will receive, at least annually, annual audit reports and other information which will be sufficient to permit the Beneficiaries to report the items of income, loss, or expense of the Liquidating Trust in the Beneficiaries' income tax returns. The Company anticipates that such annual audit reports will be filed with the
Commission  under cover of Form 10-K  (without  necessarily  complying  with the other informational requirements of such form) and that any material developments will also be disclosed to the Commission under cover of Form 8-K.


Amendments to the Liquidating Trust Agreement, the Plan and Termination

     The Liquidating Trust Agreement may be amended or terminated by the Beneficiaries upon an affirmative vote of two-thirds of the Beneficiaries, provided however, that a termination of the Liquidating Trust by the Beneficiaries does not result in a breach of any obligation of the Liquidating Trust.

     The Plan may be revoked by the Board, if the Board would deem such revocation advisable or necessary under the circumstances. The Company believes that it is unlikely that it would be necessary for the Board to revoke the Plan after the Plan has been approved by the shareholders, and the Company does not know of any particular circumstances which would make such a revocation advisable.

Risks to the Shareholders and Beneficiaries

     Because the Liquidating Trust is intended to protect the shareholders by providing a fund to satisfy any existing liabilities of the Company, it is possible that the Beneficiaries of the Liquidating Trust may receive less than their proportionate interests as distributions of the Liquidating Trust if the assets of the Liquidating Trust are necessary to satisfy the obligations of the Company for unliquidated claims and liabilities. Additionally, because the primary asset of the Liquidating Trust will be the Company's interest in the Escrow from the Asset Sale of Truckpro, the entire amount of such Escrow may be required to satisfy claims against the Company for breaches of its representations and warranties under the Asset Sale. As such, it is possible that Beneficiaries will not receive any distributions from the Liquidating Trust because the Escrow and the reserve amounts provided to the Liquidating Trust may be utilized to: (i) pay contingent liabilities of the Company and (ii) satisfy obligations of the Company under the Asset Sale. It is also possible that the Notes contained in the Escrow may not be repaid which would have the possible effect of significantly reducing the value of the Escrow and the amounts which will be realized by the Beneficiaries. See "--Material Terms and Conditions of Escrow."

     There are various laws for the protection of creditors which may apply to the liquidation of the Company. If a court were to find that the Liquidating Trust was not funded adequately to provide for the payment of the Company's known and contingent liabilities, any liquidating distributions, including the Beneficial Interests, to the shareholders in conjunction with the liquidation may constitute a fraudulent conveyance and therefore be subject to claims of creditors of the Company. The Company will seek to minimize any such risk by funding the Liquidating Trust with assets sufficient to satisfy the known and unpaid claims plus a reserve which the Board of Directors determines to be reasonably satisfactory to provide for the unknown or contingent liabilities of the Company, but there can be no assurance that a court will find such funding to be adequate under the circumstances.

Accounting Treatment of the Plan

     The financial statements of the Company included herein at Exhibit A reflect the necessary reclassifications for discontinued operations following the sale of Truckpro. If the Plan is adopted, such financial statements will reflect the transactions necessary to liquidate the Company. The Company will realize income to the extent that such liquidation proceeds exceed the net book value of the assets liquidated and the Company will realize loss to the extent that the liquidation proceeds are less than the net book value of the assets liquidated.

     Assuming that the projected liquidation proceeds reflected in the Company's estimate included herein under "---Estimated Distributions if the Plan is Adopted" are correct, the Company would realize an additional loss in the liquidation.

     The Company's balance sheet will be impacted by the liquidation of its assets and an increase in cash to the extent of proceeds received. The Company's stockholder's equity will be reduced by any losses in the liquidation and also by the distributions paid to the shareholders.

Tax Treatment of the Plan to the Company and the Shareholders

     The Plan is intended to qualify as a complete liquidation of the Company pursuant to Section 346(a) of the Internal Revenue Code of 1986, as amended, (the "Code") such that the distributions received by shareholders and the beneficial interests in the Liquidating Trust to be received by the shareholders should be treated as distributions in complete liquidation of a corporation. Shareholders should consult with their tax advisors with respect to the income tax treatment to the shareholders of the distributions to be received from the Company. The Company will provide information to the shareholders at the time that distributions will be made and the Liquidating Trust is funded to enable the shareholders to report the proceeds of the liquidation of the Company.


     The Liquidating Trust is intended to qualify as a liquidating trust under the provisions of Treasury Regulation 301.7701-4(d). As such, the Beneficiaries will be the owners of their respective shares of the Liquidating Trust pursuant to Sections 671 to 679 of the Code and will be taxed on their respective portions of the Liquidating Trusts income, whether such income is ordinary income or capital gain. It is possible that any losses suffered by the Liquidating Trust will be capital losses and that Beneficiaries may not be able to report such capital losses until such time that the Liquidating Trust has terminated. See "---Reports to Beneficiaries."


     The Company will not seek a ruling of the Internal Revenue Service with respect to the anticipated tax treatment of the Plan described above. The Company will not seek an opinion of a professional tax advisor or counsel with respect to the anticipated tax treatment of the Plan. As such, there can be no assurances that the treatment described above will be respected by the Internal Revenue Service.

No Appraisal Remedy to Dissenters

     Indiana law does not provide an appraisal remedy or any other remedy to shareholders who vote against approval of the Plan, or abstain from voting. The Plan will be approved by the shareholders if a majority of all of the votes eligible to be cast are voted in favor of approving the Plan.

     The foregoing is merely a summary of certain terms of the Plan and the Liquidating Trust Agreement. Shareholders are encouraged to review the full text of both of these documents which are attached hereto as Exhibits B and C, respectively.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE DISSOLUTION OF THE COMPANY AND THE PLAN FOR DISSOLUTION AND COMPLETE LIQUIDATION. THE PLAN WILL BE APPROVED IF A MAJORITY OF THE HOLDERS OF THE OUTSTANDING SHARES OF THE COMPANY'S CAPITAL STOCK VOTE IN FAVOR OF APPROVAL.

                  PROPOSAL III -- ELECTION OF TRUSTEES

     The Liquidating Trust, by its terms, provides for the appointment of three trustees by the shareholders (the "Trustees"). The Board of Directors nominated O.U. Mutz, John B. Gray, Jr. and Paul A. Shively as the Trustees. Each of the Trustee nominees is presently a Director of the Company and their qualifications are set forth herein under "Election of Directors." Trustees may be removed by the Beneficiaries upon an affirmative vote of two-thirds thereof (as represented by the proportionate beneficial interest of the Beneficiaries). Replacement Trustees shall be selected by the remaining Trustees.

     The Trustees will be compensated for their responsibilities by receiving $100 per hour for their services provided to the Liquidating Trust. The Company believes that this is commensurate with the level of service which the Trustees shall provide.

     The Trustees will be indemnified by the Liquidating Trust for any liabilities, expenses, legal fees, judgements, fines and penalties resulting from the Trustees actions in the capacity as a Trustee hereunder, provided that such Trustee has not acted in bad faith, willfully, or recklessly.


THE BOARD OF DIRECTORS RECOMMENDS THE FOREGOING TRUSTEE NOMINEES FOR ELECTION BY THE SHAREHOLDERS. THE TRUSTEE NOMINEES WILL BE ELECTED UPON A PLURALITY OF VOTES CAST AT THE ANNUAL SHAREHOLDERS MEETING.


             RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS


     Coopers & Lybrand served as the independent accountants to audit the financial statements of the Company for the fiscal year ended March 31, 1995. Representatives of Coopers & Lybrand are expected to be present at the annual meeting with the opportunity to make a statement if they desire to do so, and to be available to respond to appropriate questions. The independent accountants report from Coopers & Lybrand for the fiscal year ended March 31, 1995 is attached hereto as Exhibit D.


                             SHAREHOLDER PROPOSALS

     Any proposal which a shareholder desires to present at the annual meeting of shareholders to be held in 1996, if any, will be included in the Company's proxy statement and form of proxy relating to that meeting only if the proposal is received by the Company at its executive offices, located at 8900 Keystone Crossing, Suite 1150, Indianapolis, Indiana 46240, no later than June 30, 1996. Any proposal should be sent to the attention of the Corporate Secretary of the Company. If Proposal II is approved, the Company is not likely to have any future annual or special meetings of shareholders.


                FILINGS UNDER SECTION 16(a) OF THE 1934 ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's officers and directors and persons who own more than 10% of the Company's Common Stock file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.


     Based solely on its review of the copies of such forms received by it, and/or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during the fiscal year ended March 31, 1995, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners with respect to Section 16(a) of the Securities Exchange Act of 1934 were complied with.

              INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents which have been filed with the SEC by the Company pursuant to the Securities Exchange Act of 1934 are incorporated by reference in this Proxy Statement:

1. Annual Report on Form 10-K for the fiscal year ended March 31, 1995, as amended;

2. Quarterly reports on Form 10-Q for the fiscal quarters ended September 30, 1995 and December 31, 1995, as amended;

3.   Current Report on Form 8-K filed July 25, 1995; and

4.   Current Report on Form 8-K/A filed on October 10, 1995.

                                                                       EXHIBIT A


                          PART I. FINANCIAL INFORMATION

                           ITEM 1. FINANCIAL STATEMENTS
                   CAPITAL INDUSTRIES, INC., AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                             (dollars in thousands)


                                             December 31,     March 31,
                                                1995            1995
                                              (Unaudited)      (Note)
                                             ------------     ---------

                                     ASSETS


CURRENT ASSETS
  Cash and cash equivalents                  $      1,932    $         6
  Prepaid expenses                                     26             12
  Current assets of discontinued operation            310          8,562
                                             ------------    -----------
          TOTAL CURRENT ASSETS                      2,268          8,580


PROPERTY AND EQUIPMENT- NET                             2              6

PROPERTY AND EQUIPMENT OF DISCONTINUED
   OPERATION - NET                                    333          1,784

OTHER ASSETS                                           -0-            65

OTHER ASSETS OF DISCONTINUED OPERATION
   Assets in escrow                                   756             -0-
   Sundry                                              -0-           503
                                             ------------    -----------


                                             $      3,359    $    10,938
                                             ============    ===========

Note: The balance sheet at March 31, 1995, has been derived from the audited financial statements at that date, with reclassifications for discontinued operation.

SEE Notes to Condensed Consolidated Financial Statements.

                   CAPITAL INDUSTRIES, INC., AND SUBSIDIARIES
                CONDENSED CONSOLIDATED BALANCE SHEETS (continued)
                             (dollars in thousands)

                                             December 31,     March 31,
                                                1995            1995
                                              (Unaudited)      (Note)


         LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accrued expenses                           $         20   $         36
  Current liabilities of discontinued
   operation                                          169          4,857
                                             ------------   ------------

          TOTAL CURRENT LIABILITIES                   189          4,893
                                             ------------   ------------


CONVERTIBLE SUBORDINATED DEBENTURES                    -0-         2,500

STOCKHOLDERS' EQUITY
  Common stock                                      1,195          1,195
  Paid-in capital                                   1,552          1,552
  Retained earnings                                   423            798
                                             ------------   ------------

          TOTAL STOCKHOLDERS' EQUITY                3,170          3,545
                                             ------------   ------------

                                             $      3,359   $     10,938
                                             ============   ============

Note: The balance sheet at March 31, 1995, has been derived from the audited financial statements at that date, with reclassifications for operation.

SEE Notes to Condensed Consolidated Financial Statements.

                   CAPITAL INDUSTRIES, INC., AND SUBSIDIARIES
      CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
                                   (Unaudited)
                      (in thousands except per share data)

                                      Quarter Ended       Nine Months Ended
                                       December 31           December 31
                                  ------------------      -----------------
                                    1995        1994        1995       1994
                                    ----        ----        ----       ----

Net sales                         $  -0-      $  -0-      $  -0-     $  -0-
Cost of sales                        -0-         -0-         -0-        -0-
                                  -----       -----       -----      -----

  Gross profit                       -0-         -0-         -0-        -0-

  Selling, administrative &
     general                         56         109         290        334
  Depreciation and amortization       1           2           1          5
                                  -----       -----       -----      -----

       Total operating expenses      57         111         291        339
                                  -----       -----       -----      -----

   Loss from operations
   before other income (expense)
   and income taxes                 (57)       (111)       (291)      (339)

  Other income (expense)             34          -0-         31         (1)
  Interest expense                  (13)        (63)       (138)      (189)
                                  -----       -----       -----      -----

                                     21         (63)       (107)      (190)
                                  -----       -----       -----      -----

  Loss from continuing
   operations before income
   taxes (benefit)                  (36)       (174)       (398)      (529)

  Income taxes (benefit)             -0-        (11)        (27)       (32)
                                  -----       -----       -----      -----
  Loss from continuing
   operations                       (36)       (163)       (371)      (497)

  Income (loss) from discontinued
   operation, net of tax             -0-        (35)        761        449

  Loss on sale of discontinued
   operation, net of tax            (80)         -0-       (765)        -0-
                                  -----       -----       -----      -----

  Net (loss)                       (116)       (198)       (375)       (48)

Retained earnings at
  beginning of period               539         917         798        767
                                  -----       -----       -----      -----

Retained earnings at end
  of period                       $ 423       $ 719       $ 423      $ 719
                                  =====       =====       =====      =====

Net income (loss) per share:
 Continuing                    $ (0.13)    $  (0.59)    $ (1.35)   $ (1.81)
 Discontinued                    (0.29)       (0.13)      (0.02)      1.64
                               -------     --------     -------    -------

                               $ (0.42)    $  (0.72)    $ (1.37)   $ (0.17)
                               =======     ========     =======    =======

                   CAPITAL INDUSTRIES, INC., AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)
                             (dollars in thousands)

                                                     Nine Months Ended
                                                        December 31,
                                                ---------------------------
                                                   1995            1994
                                                ----------     ------------
Cash flows from operating activities:
  Net loss from continuing operation            $    (371)     $      (497)
  Adjustments to reconcile net loss
   to net cash provided by operating activities:
  Depreciation and amortization                         1                5
  Increase in prepaid expenses                        (14)              (7)
  (Increase) decrease in other assets                  65                5
  Increase (decrease) in accrued expenses             (16)              63
                                                ----------     -----------

  Cash used by continuing operations                 (335)            (431)
                                                ---------      -----------

  Net (loss) Income from discontinued operation        (4)             449
  Adjustments to reconcile to cash provided
   (used) by discontinued operation:
  Loss on disposition of discontinued operation       765               -0-
  Increase in net assets of discontinued
   operation                                       (1,004)          (1,082)
                                                ----------     -----------
  Cash used by discontinued
   operation                                         (243)            (633)
                                                ----------     -----------
  Net cash used by operating activities              (578)          (1,064)
                                                ----------     -----------

Cash flows from investing activities:
  Proceeds from sale of discontinued operation      5,511                0
  Disposals of property & equipment, net                3                0

  Capital expenditures                                  0               (2)
                                                ---------      -----------
  Net cash provided (used) by investing
   activities                                       5,514               (2)
                                                ---------      -----------

Cash flows from financing activities:
  Net line of credit borrowings
   (repayments)                                      (430)           1,188
  Payments on long term liabilities                   (80)            (135)
  Redemption of Convertible Subordinated
   Debentures                                      (2,500)              -0-
                                                ---------      -----------
  Net cash provided (used) by financing
   activities                                      (3,010)           1,053
                                                ---------      -----------

  Net increase (decrease) in cash                   1,926              (13)

Cash at beginning of period                             6               15
                                                ---------      -----------

Cash at end of period                           $   1,932      $         2
                                                =========      ===========

Supplemental disclosures of cash flow information:
  Cash paid during the period for interest      $     219      $       271
                                                =========      ===========

                   CAPITAL INDUSTRIES, INC., AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
                                December 31, 1995


Note A - Basis of Presentation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Rule 10-01 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the nine-month period ended December 31, 1995, are not necessarily indicative of the results that may be expected for the year ending March 31, 1996. For further information, refer to the financial statements as of and for the year ended March 31, 1995, and footnotes thereto, included in the 1995 10-K.

Note B - Discontinued Operation

Effective September 30, 1995, Capital Industries, Inc., (the Company) sold substantially all of the operating assets of its Truckpro Parts & Service, Inc., (Truckpro), subsidiary, including cash, accounts receivable, inventories, certain prepaid expenses, equipment and certain real property. The buyer also assumed certain liabilities of Truckpro, including accounts payable and certain accrued expenses. The buyer paid less than book value for inventory, paid fair market value for real property and paid book value for all other purchased assets. The liabilities were assumed at book value. After expenses related to the sale, the Company realized a loss of $765,000.

At closing, the Company received $5,511,295 cash. This amount was an estimated purchase price based upon the August 31, 1995, net book value of the assets purchased, as adjusted. According to the sale agreement, the amount of the final purchase price shall be determined based upon the September 30, 1995, audited net book value of the assets purchased, as adjusted. The buyer has contested this adjustment.

Proceeds from the sale were first used to repay bank indebtedness. By November 1, 1995, the Company had redeemed all of the $2,500,000 aggregate 10% Convertible Subordinated Debentures. During the current fiscal year the Company has begun the process of dissolution, and ultimately will make cash distributions to shareholders.

The assets and liabilities of Truckpro as of December 31, 1995 and March 31, 1995, have been reclassified in the balance sheet as assets and liabilities of discontinued operation and consist of the following:

                                       December 31,        March 31,
                                          1995               1995
                                      -------------       -----------


Cash                                     $  -0-             $  160
Accounts receivable                         -0-              3,405
Other receivables                           310                -0-
Inventories                                 -0-              4,831
Prepaid expenses                            -0-                166
                                         ------             ------

Current assets of discontinued
  operation                              $  310             $8,562
                                         ======             ======

Property and equipment                   $  502             $2,584
Accumulated depreciation                   (169)              (800)
                                         ------             ------

Property and equipment of
  discontinued operation, net            $  333             $1,784
                                         ======             ======

Assets in escrow                         $  756             $  -0-
Sundry                                      -0-                503
                                         ------             ------

Other assets of discontinued
  operation                              $  756             $  503
                                         ======             ======


Bank line of credit                      $  -0-             $  430
Other debt                                  -0-                 80
Accounts payable                            -0-              3,406
Accrued expenses                            169                941
                                         ------             ------

Current liabilities of
  discontinued operation                 $  169             $4,857
                                         ======             ======

The following table presents operating results of Truckpro for the quarter and nine month periods ended December 31, 1995 and 1994.

                                  Quarter Ended            Nine Months Ended
                                   December 31                December 31
                                -------------------       -------------------
                                 1995        1994          1995          1994
                                 ----        ----          ----          ----

Net sales                       $   -0-    $ 6,253        $14,102      $20,480
                                =======    =======        =======      =======

Income (loss) from operations   $   -0-    $   (35)       $   761      $   449
                                =======    =======        =======      =======

                   CAPITAL INDUSTRIES, INC., AND SUBSIDIARIES
                  ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS
                OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
                                December 31, 1995


RESULTS OF OPERATIONS

     Net sales of Truckpro, the Company's only operating subsidiary, were $14,102,000 in the nine month period ended December 31, 1995. These sales were all generated prior to the sale of this subsidiary on September 30, 1995. Truckpro reported net income from operations of $761,000 for the period. This amount is classified as income from discontinued operation on the Company's financial statements.

     Continuing operations administrative expenses totalled $57,000 and $291,000 for the quarter and nine months ended December 31, 1995, respectively. These expenses were lower than expenses of $111,000 and $339,000 reported in the same periods of the prior year. A decrease in salaries expense accounted for most of this change.

     Other income and expense totalled $34,000 in the December, 1995 quarter and $31,000 for the nine month period. These figures predominantly represent interest income earned on the net cash proceeds from the sale of Truckpro as discussed below.

     Interest expense decreased to $13,000 for the third fiscal quarter and $138,000 for the nine months ended December 31, 1995 from $63,000 and $189,000 for the same periods the prior year, respectively, because of the redemption of the Company's 10% Convertible Subordinated Debentures as discussed below.

     Continuing operations reported a net loss of $36,000 for the December, 1995 quarter and a net loss of $371,000 for the nine months ended December 31, 1995 compared to net losses of $163,000 and $497,000 for the quarter and nine months ended December 31, 1994, respectively.

SALE OF SUBSIDIARY

     As discussed in Note B to the financial statements, the Company sold substantially all of the operating assets of its only subsidiary, Truckpro, effective September 30, 1995, for cash. The net purchase price was $5,602,324 based upon the audited September 30, 1995 values of the net assets sold as adjusted per the sale agreement.

     The buyer paid book value for cash, certain prepaid expenses and deposits with book values at September 30, 1995 totalling $338,215. Accounts receivable were also sold at book value of $3,276,162. Inventories, with a book value of $4,697,565 were sold for $4,310,613. Property and equipment with a net book value of $1,398,269 were sold at fair market value of $1,712,901. Accounts payable and certain accrued expenses of $4,035,567 were assumed by the buyer at book value. At closing, the Company received $5,511,295 cash representing the estimated purchase price of the net assets sold based upon the August 31, 1995, net book value of the assets sold, as adjusted. The purchase price adjustment due the Company from the buyer of $91,029 has been recorded as a receivable and classified in the balance sheet as current assets of discontinued operation. The buyer has disputed the values of certain reserves and receivables relating to inventory returns to vendors, and has therefore not paid the purchase price adjustment. The exact amount being disputed cannot be determined at this time. The buyer and the Company are making good faith efforts to resolve the dispute.

     After expenses of the sale, the Company recognized a loss of $765,000 in the nine month period ended December 31, 1995. This amount included $80,000 of expenses incurred in the December 31 quarter, including legal expenses, expenses of concluding employee benefit plans and adjustments resulting from the audit of the September 30, 1995 values of the Truckpro net assets sold.

FINANCIAL CONDITION AND LIQUIDITY

     Concurrent with the sale, the Company repaid all bank  indebtedness  and on
or  before  November  1,  1995,  had  redeemed  all  $2,500,000   aggregate  10%
Convertible Subordinated Debentures. The Company currently has no debt.

     The remaining assets of Truckpro on the books of the company include a $91,029 receivable relating to the purchase price adjustment as discussed above, $219,000 in receivables due from a trade association, real estate which the Company is attempting to sell and cash and notes totalling $756,000 being held in an escrow trust account pursuant to the terms of the Asset Purchase and Sale Agreement.

     The purpose of the escrow is to provide a fund for a period of three years from the date of the sale, for satisfaction of indemnification claims of the buyer, if any, pursuant to the Asset Purchase and Sale Agreement.

     According to the escrow trust agreement, distributions of available cash shall be made from the escrow trust account to the Company on December 31, 1996, December 31, 1997 and September 30, 1998, subject to adjustment for indemnification claims of the buyer, if any, pursuant to the Asset Purchase and Sale Agreement.

     The Company has previously reported that a plan of dissolution has begun, and ultimately will make cash distributions to shareholders after all necessary approvals have been obtained. The Company expects to make the first of these distributions soon after receiving shareholder approval of the plan for dissolution of the Company and subsequent cash distributions, if any, on or about December 31, 1996, December 31, 1997 and September 30, 1998.

ESTIMATED DISTRIBUTIONS IF THE PLAN IS ADOPTED

     Based on the assumptions that, as of the record date for the liquidating distributions: (i) the Company will have 273,879 shares of its Common Stock outstanding and (ii) the Company will have reduced its contingent liabilities to $333,000, the Liquidating Trust will initially be funded with the Company's net cash of $5.10 for each share of the Company's Common Stock outstanding. Depending upon the amount of net cash proceeds which the Company ultimately realizes upon the liquidation of non-cash assets and the amount of the Company's and its subsidiary's contingent liabilities which become actual liabilities as well as adminstrative costs incurred in connection with such liquidation and administration of the Liquidating Trust, the interests of the Company's shareholders in the Liquidating Trust may be worth $9.22 for each share of the Company's Common Stock outstanding or have little or no value. THERE CAN BE NO ASSURANCES AS TO THE AMOUNT OF THE COMPANY'S NET CASH PROCEEDS FROM NON-CASH ASSETS OR THE AMOUNT OF THE COMPANY'S CONTINGENT LIABILITIES, THE SIZE OF THE LIQUIDATING TRUST, OR THE VALUES SET FORTH ABOVE, WHICH ARE PRESENTED FOR ILLUSTRATIVE PURPOSES ONLY. ACTUAL VALUES MAY VARY SUBSTANTIALLY BECAUSE THE ACTUAL VALUE OF THE COMPANY'S ASSETS MAY BE MATERIALLY LESS THAN THOSE PRESENTED IN THIS DISCLOSURE.

ACCOUNTING TREATMENT OF THE PLAN

     The financial statements of the Company included herein reflect the necessary reclassifications for discontinued operations following the sale of Truckpro. If the plan is adopted, such financial statements will reflect the transactions necessary to liquidate the Company. The Company will realize income to the extent that such liquidation proceeds exceed the net book value of the assets liquidated and the Company will realize loss to the extent that the liquidation proceeds are less than the net book value of the assets liquidated.

     Assuming that the projected liquidation proceeds reflected in the Company's estimate included herein under "---Estimated Distributions if the Plan is Adopted" are correct, the Company would realize an additional loss in the liquidation.

     The Company's balance sheet will be impacted by the liquidation of its assets and an increase in cash to the extent of proceeds received. The Company's stockholder's equity will be reduced by any losses in the liquidation and also by the distributions paid to the shareholders.

                                                                       EXHIBIT B


                          PLAN OF COMPLETE LIQUIDATION
                          AND VOLUNTARY DISSOLUTION OF
                            CAPITAL INDUSTRIES, INC.

         1. General: This Plan shall apply to the complete liquidation and voluntary dissolution of CAPITAL INDUSTRIES, INC. (the "Corporation"), under and pursuant to IND. CODE ss. 23-1-45.

         2. Effective Date: This Plan shall become effective following its adoption by the shareholders of the Corporation.

         3. The Plan Following the Effective Date:

               a. The Corporation shall cease to engage in the business for which it was formed.

               b. The officers of the Corporation shall file a copy of Form 966 of the Internal Revenue Service with the Internal Revenue Service, the Indiana Department of Revenue and the Indiana Department of Employment and Training Services within 30 days after the date this Plan is adopted, and a copy of same to be filed with the Indiana Attorney General within 10 days after the date this Plan is adopted.

               c. The officers of the Corporation shall execute and deliver Articles of Dissolution to the Indiana Secretary of State for filing.

               d. The officers shall notify known creditors in writing of the dissolution, if any, in accordance with IND. CODE ss. 23-1-45.

               e. The officers shall cause notice of the dissolution to be published in a newspaper of general circulation in Marion County, Indianapolis, Indiana. Such notice shall request persons with claims against the Corporation to present them in accordance with the notice, and shall describe the information that must be included in a claim, provide a mailing address to which the claim may be sent, and state that a claim will be barred unless a proceeding is brought within two years of publication of the notice.

               f. The Corporation shall not carry on any business except that appropriate to wind up and liquidate its business and affairs.

               g. The officers shall collect all assets of the Corporation and reduce them to possession, conveying and transferring them as necessary to convert them into forms suitable for distribution to the shareholders, including the real property, if any, owned by the Corporation in Jacksonville, Florida.

               h.   The  officers   shall  pay  and   discharge  the  debts  and
                    liabilities of the Corporation, if any, or make adequate provision therefor.

               i. The officers of the Corporation shall distribute all of the assets of the Corporation (less those assets, if any, which the officers determine are required to be retained to satisfy claims against the Corporation and which are set apart for such purpose) to the shareholders upon surrender of the shareholders' certificates evidencing the outstanding shares of the Corporation and in complete cancellation thereof. For this purpose the officers of the Corporation shall establish a liquidating trust to be named the Capital Industries Liquidating Trust (the "Liquidating Trust") in substantially the form attached hereto as Annex 1.

               j. The Liquidating Trust will be funded by the Corporation with an amount of funds or liquid assets sufficient to satisfy any remaining liabilities of the Corporation, plus an additional amount which is intended to fund prospective and contingent liabilities of the Corporation which the trust shall assume concurrently with the final cash distribution to the shareholders of the Corporation, the Corporation's interest in the HCT Security Trust, and any other assets, whether tangible or intangible, which have not been converted to cash at the time of the final liquidation of the Corporation.

               k. The officers of the Corporation shall take such other necessary actions and execute, file and deliver all other returns, reports and instruments necessary or advisable to carry out this Plan and to liquidate the Corporation.

4. Revocation of Plan: This Plan shall be subject to revocation pursuant to IND. CODE ss. 23-1-45-4, under which the Board of Directors may revoke the Plan without shareholder action.

                                                                       EXHIBIT C


                            CAPITAL INDUSTRIES, INC.
                           LIQUIDATING TRUST AGREEMENT

     AGREEMENT AND DECLARATION OF TRUST dated _______ by and between Capital Industries, Inc., an Indiana corporation (the "Corporation"), and _______________, ______________________, and __________________ (together, the
"Trustees").

     WHEREAS, on December 16, 1995, the Board of Directors of the Corporation voted to submit to the shareholders of the Corporation a Plan of Complete Liquidation and Dissolution of the Corporation in accordance with Section 336 of the Internal Revenue Code of 1986 (the "Plan");

     WHEREAS, the Plan was adopted by the shareholders of the Corporation at a special meeting thereof held on __________, 1996. Pursuant to the Plan, the Board of Directors of the Corporation has determined that it is appropriate to create this liquidating trust; and

     WHEREAS, the Plan and approval thereof provided that the aforementioned Trustees shall be the initial Trustees of the Trust established hereunder.

     NOW THEREFORE, in consideration of the premises, the Corporation hereby grants, releases, assigns, transfers, conveys and delivers unto the Trustees for the benefit of the shareholders of the Corporation as of the Record Date (as hereinafter defined) and their permitted successors and assigns as herein provided (the "Beneficiaries"), all of the Corporation's right, title and interest in and to the assets listed on Schedule I hereto (the "Trust Assets"), in trust for the uses and purposes stated herein, subject to the terms and provisions set out below, and the Trustees hereby accept the Trust Assets and such Trust, subject to the terms and provisions hereof.

                                    ARTICLE I

                              NAME AND DEFINITIONS

         1.1 Name. This trust shall be known as the Capital Industries, Inc. Liquidating Trust.

         1.2 Certain Terms Defined. For all purposes of this instrument, unless the context otherwise requires:

          (a) "Beneficial Interest" shall mean the proportionate share of each Beneficiary in the Trust Estate determined by the ratio of the number of issued and outstanding Shares held by each Beneficiary on the close of business on the Record Date to the number of each issued and outstanding Shares held on such date by all Shareholders.

          (b)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (c) "Effective Date" shall mean the date of this Agreement, being the date on which the distribution of the Trust Assets from the Corporation to the Trustees occurs.

          (d)  "Record Date" shall mean ______.

          (e) "Reserve Fund" shall mean the amount of Cash and time deposits of the Corporation to be distributed herewith to the Trust in order to fund the Corporation's expected and continuing liabilities pursuant to the Plan, which amount is $________ [TO BE COMPLETED].

          (f)  "Shareholders"   shall   mean  the   holders  of  record  of  the
               outstanding Shares at the close of business on the Record Date.

          (g) "Shares" shall mean the shares of Common Stock, no par value, of the Corporation.

          (h)  "Trust" shall mean the Trust created by this Agreement.

          (i) "Trust Estate" shall mean all the property held from time to time by the Trustees under this Agreement, including, without limitation, the Trust assets and, in addition, shall thereafter include all dividends, rents, royalties, income, proceeds and other receipts of or from the Trust Estate.

          (j)  "Trustees" shall mean the initial Trustees and their successors.

          (k) "Unlocated Beneficiaries" shall mean the Shareholders which the Corporation has been unable to locate or provide a liquidation distribution, the names and last known addresses of such persons are attached hereto on Schedule 1.2(k), and any Shareholders which may hereafter become Unlocated Beneficiaries.

          (l) "Unlocated Beneficiaries Distributions" are the distributions which the Corporation and/or the Trustees have been unable to provide to the Unlocated Beneficiaries which amount is initially $________, and which sum is distributed to the Trust hereby.

                                   ARTICLE II

                               NATURE OF TRANSFER

         2.1 Purpose of Trust. The sole purpose of this Trust is to liquidate the Trust Estate in a manner calculated to conserve and protect the Trust Estate, and to collect and distribute the income and proceeds therefrom to the Beneficiaries in as prompt and orderly a fashion as possible after the payment of, or provision for, expenses and liabilities.

         2.2 Instruments of Further Assurance. After the liquidation and termination of the Corporation, such persons as have the rights and power to so act, will, upon reasonable request of the Trustees, execute, acknowledge, and deliver such further instruments and do such further acts as may be necessary or proper to effectively carry out the purposes of this Agreement, to transfer to the Trustees any property intended to be covered hereby, and to vest in the Trustees, their successors and assigns, the estate, powers, instruments or funds in trust hereunder.

         2.3 Payment of Corporation Liabilities. The Trustees hereby assumes the claims, liabilities and obligations (including unascertained or contingent liabilities and expenses) of the Corporation and expenses for which payment or discharge has been provided pursuant to the Reserve Fund. Should any other liability be asserted against the Trustees as the transferees of the Trust Estate or as a result of the assumption made in this paragraph, the Trustee may use such part of the Trust Estate as may be necessary in contesting any such liability or in payment thereof, but in no event shall the Trustees, Beneficiaries or employees or agents of the Trust be personally liable, nor shall resort be had to the private property of such persons, in the event the Trust Estate is not sufficient to satisfy the liabilities of the Trust.

         2.4 Incidents of Ownership. The Shareholders shall be the Beneficiaries of the Trust created by this Agreement and the Trustees shall retain only such incidents of ownership as are necessary to undertake the actions and transactions authorized herein.

         2.5 Unlocated Beneficiaries. The Trustees hereby accept the Unlocated Beneficiaries Distributions and agree to hold such amounts in trust for such persons, to continue the Corporation's obligations, if any, under Indiana law to continue to locate and distribute to such persons, and to dispose of the Unlocated Shareholder Distributions upon termination of the Trust in compliance with applicable law.

         2.6 HCT Security Trust. The Trustees hereby accept the rights and obligations of the Corporation as a trustee under that certain HCT Security Trust Agreement among the Corporation, Truckpro Parts & Service, Inc. (a subsidiary of the Corporation) and Haygood Limited Partnership, an Arkansas limited partnership.

                                   ARTICLE III

                                  BENEFICIARIES

         3.1  Beneficial   Interests.

          (a) The Beneficial Interest of each Shareholder as a Beneficiary hereof shall be determined by the Trustees in accordance with a certified copy of the Corporation's shareholder list as of the Record Date which list is being delivered by the Corporation to the Trustees herewith. For ease of administration, the Trustees may, if they so elect, express the Beneficial Interest of each Shareholder in terms of units.

          (b) When the Trustees have determined the Beneficial Interests of the Shareholders, they shall notify each Shareholder of the amount of his Beneficial Interest and, in the Trustee's discretion, shall advise him (if he has not previously done so) to surrender his certificates for Shares in exchange for the rights of a Beneficiary herein.

          (c)  All  liquidating   distributions   and  other  payments  due  any
               Shareholder who has failed to surrender his certificates representing Shares shall be retained by the Trustees for his benefit until his certificates for such Shares are surrendered or until he furnishes the Trustees with (i) evidence satisfactory to them of the loss, theft or destruction of certificates for such Shares and (ii) a surety bond satisfactory to them, in such amount as they shall specify, or such security or indemnity as may be required by them, in which event the Trustees shall release all liquidating distributions due such Shareholder as a Beneficiary to him.

          (d) Any Beneficiary whose certificates for Shares are cancelled subsequent to the Record Date shall be entitled to the benefits of this Agreement equally and ratably with all Beneficiaries. If required by the Trustees, any such Beneficiary may also be required, as a condition precedent to the release of any liquidating distributions due him, to pay all reasonable costs, expenses and attorneys' fees incurred in connection with proof of his ownership and cancellation of his certificates for shares.

         3.2 Rights of Beneficiaries. Each Beneficiary shall be entitled to participation in the rights and benefits due to a Beneficiary hereunder according to his Beneficial Interest. Each Beneficiary shall take and hold the same subject to all the terms and provisions of this Agreement. The interest of the Beneficiary hereby is declared and shall be in all respects personal property and upon the death of an individual Beneficiary his interest shall be in all respects personal property and upon the death of an individual
Beneficiary his interest shall pass as personal property to his legal representative and such death shall in no way terminate or affect the validity of this Agreement. A Beneficiary shall have no title to, right to, possession of, management of, or control of, the Trust Estate except as herein expressly provided. No widower, widow, heir, or devisee of any person who may be a Beneficiary shall have any right of dower, homestead, or inheritance, or of partition, or of any other right, statutory or otherwise, in any property whatever forming a part of the Trust Estate, but the whole title to all the Trust Estate shall be vested in the Trustees and the sole interest of the Beneficiaries shall be the rights and benefits given to such persons under this Agreement.

         3.3 No Transfer of Interests of Beneficiaries. The Beneficial Interests of the Beneficiaries of the Trust shall not be transferable, except by will, intestate succession or by operation of law.

         The Beneficial Interests of the Beneficiaries hereunder shall not be subject to attachment, execution, sequestration or any order of any court, nor shall such interests be liable for the contracts, debts, obligations, engagements or liabilities of any Beneficiary, but the interest of a Beneficiary shall be paid by the Trustees to the Beneficiary free and clear of all assignments, attachments, anticipations, levies, executions, decrees and sequestrations except as may exist pursuant to a distribution of "remaining assets" under Section 4.1 hereof, and shall become the property of the Beneficiary only when actually received by such Beneficiary.

         3.4 Trustees as Beneficiaries. Each Trustee, either individually or in a representative or fiduciary capacity, may be a Beneficiary to the same extent as if he were not a Trustee hereunder and have all the rights of a Beneficiary, including, without limitation, the right to vote and to receive distributions, to the same extent as if he were not a Trustee hereunder.

                                   ARTICLE IV

                        DURATION AND TERMINATION OF TRUST

         4.1 Duration. The existence of this Trust shall continue until the first to occur of (a) the complete distributions of the Trust Estate or (b) the expiration of 36 months from the Effective Date, unless an earlier termination is required by the applicable laws of the State of Indiana or by the action of the Beneficiaries as provided in Section 4.2. Any remaining assets will be distributed to the Beneficiaries, subject to any remaining claims, liabilities, debts and obligations. If any portion of the Trust Estate is not duly claimed, such assets will be disposed of in accordance with applicable Indiana law. Notwithstanding the foregoing, if necessary to provide for the settlement, prosecution or defense of any litigation or claim, the Trust may continue for a period of more than 36 months solely for the purpose of resolving such litigation or claim provided that such resolution will be completed as expeditiously as is reasonably possible.

         4.2 Termination by Beneficiaries. The Trust may be terminated at any time by the action of Beneficiaries having an aggregate Beneficial Interest of at least two thirds of the total Beneficial Interests as evidenced in the manner provided in Article XII; provided, however, that such termination would not result in a breach of any obligation of the Trust.

         4.3 Continuance of Trust for Winding Up. After the termination of this Trust and solely for the purpose of liquidating and winding up the affairs of this Trust, the Trustees shall continue to act as such until their duties have been duly performed. Upon distribution of all the Trust Estate, the Trustees shall retain the books, records, shareholder lists, certificates for Shares and files which shall have been delivered to or created by the Trustees. At the Trustee's discretion, all of such records and documents may be destroyed at any time after seven years from the distribution of all the Trust Estate. Except as otherwise specifically provided herein, upon the distribution of all the Trust Estate, the Trustees shall have no further duties or obligations hereunder except to account as provided in Section 5.5.

                                    ARTICLE V

                         ADMINISTRATION OF TRUST ESTATE

         5.1 Sale of Trust Estate. The Trustees at such times as they may deem appropriate, may transfer, assign, or otherwise dispose of all or any part of the Trust Estate as they deem appropriate at public auction or at private sale for cash, securities or upon credit (either secured or unsecured as the Trustees shall determine).

         5.2 Payment of Claims, Expenses and Liabilities. The Trustees shall collect the assets of and hold the Trust Estate without provision for, or the obligation to make payment of, any interest thereon to any Beneficiary. The Trustees shall pay from the Trust Estate all claims, expenses, liabilities, charges and obligations of the Trust Estate and all liabilities and obligations which the Trustees specifically assume and agree to pay pursuant to this Agreement and such transferee liabilities which the Trustees may be obligated to pay as transferees of the Trust Estate, including, without limitation, interest, penalties, taxes, assessments, and public charges of every kind and nature and the costs, charges and expenses connected with the execution of administration of this Trust and such other payments and disbursements as are provided in this Agreement or which may be determined to be a proper charge against the Trust Estate by the Trustees. Notwithstanding a termination of the Trust for any reason, the Trustees may, in their discretion, make provisions by reserve or otherwise, out of the Trust Estate, for such amount as the Trustees in good faith may determine to be necessary to meet present or future claims and liabilities of the Trust, whether fixed or contingent.

         5.3 Interim Distributions. At least annually, and on such other times as may be determined by them, the Trustees shall distribute, or cause to be distributed, to the Beneficiaries of record on the close of business on such record date as the Trustees may determine, in proportion to their respective Beneficial Interests, as much cash or non-cash assets comprising a portion of the Trust Estate as the Trustees may in their sole discretion determine may be distributed without detriment to the conservation and protection of the Trust Estate. As soon as reasonably practicable, upon sale of all or any significant portion of the Trust Estate, the Trustees shall distribute, or cause to be distributed, to the Beneficiaries such portion of the proceeds of such sale as the Trustees in their sole discretion may determine is not required to satisfy the claims, expenses, liabilities and similar charge against the Trust Estate.

         5.4 Final Distribution. If the Trustees determine that all claims, expenses, charges, liabilities and obligations of the Trust have been paid or discharged, or if the existence of the Trust shall terminate pursuant to Sections 4.1 or 4.2, the Trustees shall, as expeditiously as is consistent with the conservation and protection of the Trust Estate, distribute the Trust Estate to the Beneficiaries, in proportion to their interests therein. The Trustees shall hold in the Trust and thereafter make disposition of all liquidating distributions and other payments due any Unlocated Beneficiaries or who have not surrendered their certificates for Shares for cancellation pursuant to Section 3.1, in accordance with Indiana law and subject to applicable state laws regarding escheat and abandoned property.

         5.5 Reports to Beneficiaries. As soon as practicable after the end of each calendar year and after termination of the Trust, the Trustees shall submit a written report and account to the Beneficiaries showing (i) the assets and liabilities of the Trust at the end of such period or upon termination and the receipts and disbursements of the Trustees for such period, certified by an independent certified public accountant, (ii) any changes in the Trust Estate which they have not previously reported, and (iii) any action taken by the Trustees in the performance of their duties under this Agreement which they have not previously reported and which, in their opinion, materially affects the Trust Estate. The Trustees may submit similar reports for such interim periods during the calendar year as they deem advisable.

         5.6 Federal Income Tax Information. As soon as practicable after the close of the calendar year, the Trustees shall mail to each Beneficiary at the close of the year, a statement estimating on a unit basis the dates and amounts of all distributions made by the Trustees, depreciation allowances, if any, and such other information as is reasonably available to the Trustees which may be helpful in determining the amount of taxable income from the Trust that such Beneficiary should include in his federal income tax return for the preceding year. In addition, after receipt of a request in good faith, or in their discretion without such a request, the Trustees may furnish to any person who has been a Beneficiary at any time during the preceding year a statement containing such further information as is reasonably available to the Trustees which may be helpful in determining the amount of taxable income which such person should include in his federal income tax return.

                                   ARTICLE VI

                    POWERS OF AND LIMITATIONS ON THE TRUSTEES

         6.1 Limitations on Trustees. The Trustees shall not at any time, on behalf of the Trust or Beneficiaries, enter into or engage in any trade or business, and no part of the Trust Estate shall be used or disposed of by the Trustees in furtherance of any trade or business. Additionally, the Trustees are hereby further restricted as follows:

         (a) The Trustees shall be restricted to the holding and collection of the assets in the Trust Estate and the payment and distribution thereof for the purposes set forth in this Agreement and to the conservation and protection of the Trust estate and the administration thereof in accordance with the provisions of this Agreement.

         (b) In no event shall the Trustees receive any property, make any distribution, satisfy or discharge any claims, expenses, charges, liabilities and obligations or otherwise take any action which is inconsistent with a complete liquidation of the Corporation as that term is used and interpreted by Sections 346, 336 and 331 of the Code, regulations promulgated thereunder, and rulings, decisions and determinations of the Internal Revenue Service and courts of competent jurisdiction or any action which would jeopardize the status of the Trust as a "liquidating trust" for Federal income tax purposes within the meaning of Treasury Regulation Section 301.7701-4. This limitation shall apply irrespective of whether the conduct of any such trade or business is deemed by the Trustees to be necessary or proper for the conservation and protection of the Trust Estate.

         (c) The Trustees shall not retain cash or non-cash assets except as may be reasonably necessary to satisfy expected liabilities of the Trust.

         (d) The Trustees shall not receive 80 percent or more of the capital stock of an unlisted company or any general or limited partnership interests.

         6.2 Specific Powers of Trustees. Subject to the provisions of Section 6.1, the Trustees shall have the following specific powers in addition to any powers conferred upon them by any other Section or provision of this Agreement or any statutory laws of the State of Indiana, provided, however, that the enumeration of the following powers shall not be considered in any way to limit or control the power of the Trustees to act as specifically authorized by any other Section or provision of this Agreement and to act in such a manner as the Trustees may deem necessary or appropriate to conserve and protect the Trust Estate or to confer on the Beneficiaries the benefits intended to be conferred upon them by this Agreement:

         (a) To perform any and all acts necessary or desirable to carry out the purpose of the Trust, including, but not limited to, any and all acts necessary or desirable to conserve, maintain and manage the assets in the Trust Estate pending their sale or liquidation, and to engage counsel and to sue for and defend the Trust and settle or compromise claims in favor of or against the assets of the Trust Estate;


         (b) To retain sufficient cash, including if necessary a portion of the cash proceeds realized from the sale of the assets in the Trust Estate, in one or more commercial and/or saving accounts or temporarily to invest and reinvest such cash in temporary investments such as short-term certificates of deposit, provided that such deposits are deposited in a bank or savings institution which is federally insured, or Treasury bills, solely to meet the Trustees' reasonable and good faith estimate of claims and unascertained or contingent liabilities or contingent expenses (other than claims of Shareholders with respect to their Shares), which would have been payable by the Corporation, had it not dissolved, and have not been adequately provided for by the Reserve Fund or an assumption by a subsidiary of the Corporation, and to meet any and all expenses reasonably expected to be incurred in determining or contesting such claims, but not to otherwise invest or reinvest any such proceeds;

         (c) To make withdrawals from such accounts or deposits to pay such claims and expenses upon receipt of evidence reasonably satisfactory to them as to the validity thereof;

         (d) To determine which assets in the Trust should be sold and which assets in the Trust should be distributed in kind to the Beneficiaries;

         (e) To distribute to the Beneficiaries in accordance with section 5.3, at such times as the Trustees deem appropriate, assets not required to be retained to meet claims or expenses assumed pursuant to section 2.3 hereof;

         (f) To distribute to the Beneficiaries, at such times as the Trustee deems appropriate, the net cash proceeds from the sale of the assets in the Trust Estate or income from investments (to the extent not required to be set aside to meet claims and related expenses), and to make distributions to the Beneficiaries from time to time and upon termination of the Trust of assets not required to be retained to meet claims or expenses;

         (g)      To maintain adequate records with respect to Trust activities;

         (h) To deposit distributed assets as provided by applicable law for any Beneficiary who cannot be located;

         (i) To sell, exchange or otherwise dispose of any property at any time held or acquired hereunder at public or private sale, for cash or on terms, without the necessity of court approval or advertisement;

         (j) To register any stock, bond or other security in the name of a nominee, with or without disclosure of any fiduciary relationship, and to convey title to any real property to a nominee and to hold title to real property in the name of a nominee, with or without disclosure of any fiduciary relationship; but accurate records shall be maintained showing that such security or real property is a Trust asset;

         (k)      To vote any securities held by the Trust;

         (l)      To rescind or modify any contract affecting the Trust;

         (m) To borrow money in such amounts as the Trustees deem advisable for Trust purposes;

         (n) To employ agents, auditors, attorneys, brokers and investment counselors and to pay them reasonable compensation;

         (o) To select an annual accounting period, to charge any expense, tax, repair or replacement either to income or principal, or apportion the same between income and principal, to apportion the sales price of any asset between income and principal, to determine in its sole discretion whether to amortize any premium or accumulate any discount on obligations purchased or sold, and to provide or fail to provide a reasonable reserve against depreciation or obsolescence for any asset which at any time is a part of the Trust Estate; and


         (p) To serve without making and filing inventory and appraisement, without filing any annual or other returns or reports to any court, and without giving bond; but the Trustee shall furnish after the end of the calendar year with reasonable promptness an annual report including a statement of receipts and disbursements to the Beneficiaries, and to render an account to each of the Beneficiaries at the time of the termination of the Trust.

                                   ARTICLE VII

                            CONCERNING THE TRUSTEES,
                       BENEFICIARIES, EMPLOYEES AND AGENTS

         7.1 Generally. The Trustees accept and undertake to discharge the trusts created by this Agreement, upon the terms and conditions hereof. The Trustees shall exercise such of the rights and powers vested in them by this Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. No provision of this Agreement shall be construed to relieve the Trustees from liability for their own grossly negligent action, their own grossly negligent failure to act, or their own willful misconduct, except that:

         (a) No Trustee shall be responsible for the acts or omissions of any other Trustee if done or omitted without his knowledge or consent unless it shall be proved that such Trustee was negligent in ascertaining the pertinent facts, and no successor Trustee shall be in any way responsible for the acts or omissions of any Trustees in office prior to the date on which he becomes a Trustee.

         (b) No Trustee shall be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Trustees.

         (c) In the absence of bad faith on the part of the Trustees, the Trustees may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustees and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions which are specifically required to be furnished to the Trustees by any provision hereof, the Trustees shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement.

         (d) No Trustee shall be liable for any error or judgment made in good faith.

         (e) No Trustee shall be liable with respect to any action taken or omitted to be taken by him in good faith in accordance with the direction of Beneficiaries having an aggregate Beneficial Interest of more than 50% relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustees, or exercising any trust or power conferred upon the Trustees under this Agreement.

         7.2 Reliance by Trustees. Except as otherwise provided in Section 7.1:

         (a) The Trustees may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, or other paper or document believed by them to be genuine and to have been signed or presented by the proper party or parties.

         (b) The Trustees may consult with legal counsel to be selected by them, including firms of which a Trustee may be a member, and the advice or opinion of such counsel shall be full and complete personal protection to all Trustees, employees and agents of the Trust in respect of any action taken or suffered by them in good faith and in reliance on, or in accordance with, such advice or opinion.

         (c) Persons dealing with Trustees shall look only to the Trust Estate to satisfy any liability incurred by the Trustees to such person in carrying out the terms of this Trust, and the Trustees shall have no personal or individual obligation to satisfy any such liability.

         (d) As far as practicable, the Trustees shall cause any written instrument creating an obligation of the Trust to include a reference to this Agreement of Trust to provide that neither the Beneficiaries, the Trustees nor their agents shall be liable thereunder and that the other parties to such instrument shall look solely to the Trust Estate for the payment of any claim thereunder or the performance thereof; provided, however, that the omission of such provision from any such instrument shall not render the Beneficiaries, Trustees, or their agents liable nor shall the Trustees be liable to anyone for such omission.

         7.3 Liability to Third Persons. No beneficiary shall be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the Trust Estate or the affairs of this Trust; and no Trustee, employee or agent of this trust shall be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the Trust Estate of the affairs of this Trust, except for his own willful misconduct, knowingly and intentionally committed in bad faith; and all such other Persons shall look solely to the Trust Estate for satisfaction of claims of any nature arising in connection with the affairs of this Trust. The Trustees, in their discretion, shall be entitled to maintain insurance for the protection of the Trust Estate, its Beneficiaries, Trustees, employees and agents in such amount as the Trustee shall deem adequate to cover all foreseeable liability to the extent available at reasonable rates.

         7.4 Recitals. Any written instrument creating an obligation of this Trust shall be conclusively taken to have been executed or done by Trustee, employee or agent of this Trust only in his capacity as Trustee under this Agreement or in his capacity as employee or agent of the Trust. Any written instrument creating an obligation of the Trust shall refer to this Agreement and contain a recital to the effect that obligations thereunder are not personally binding upon, nor shall resort to be had to the private property of, any of the Trustees, Beneficiaries, employees or agents of the Trust, but the Trust Estate or a specific portion thereof only shall be bound, but the omission of such recital shall not operate to impose personal liability on any of the Trustee, Beneficiaries, employees or agents of the Trust.

         7.5  Indemnification.   Each  Trustee,  employee  and  agent  shall  be
indemnified out of the Trust Estate against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees, reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding by the Trust or any other person, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter by reason of his being or having been such a Trustee, employee or agent, provided that he shall not be entitled to have such indemnification in respect of any matter as to which he shall have been adjudicated to have acted in bad faith or with willful misfeasance, gross negligence, or in reckless disregard of his duties, provided that, as to any matter disposed of by a compromise payment by such trustee, employee or agent, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent counsel approved by the Trustees to the effect that if the foregoing matters had been adjudicated, such Trustee, employee or agent would not have been found to have acted in bad faith or with willful misfeasance, gross negligence, or in reckless disregard of his duties. The rights accruing to any Trustee, employee or agent under these provisions shall not exclude any other right to which he may be lawfully entitled; provided, however, that no Trustee, employee or agent may satisfy any right of indemnity or reimbursement granted herein or to which he may be otherwise entitled except out of the Trust Estate, and no Beneficiary shall be personally liable to any person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section, provided that the indemnified Trustee, employee or agent shall have given a written undertaking to repay any amount advanced to him and to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification. The Trustees may purchase such insurance as they determine, in the exercise of their discretion, adequately insures that each of the Trustees, employees and agents of the Trust shall be indemnified against any such loss, liability or damage pursuant to this Section. The rights accruing to any person by reason of the foregoing shall not be deemed to exclude any other right to which he may legally be entitled nor shall anything else contained herein restrict the right of the Trustees to indemnify or reimburse such person in any proper case even though not specifically provided for herein, nor shall anything contained herein restrict the right of any such person to contribution under applicable law.

                                  ARTICLE VIII

                 PROTECTION OF PERSONS DEALING WITH THE TRUSTEES

         8.1 Action by Trustee. All action required or permitted to be taken by the Trustees shall require the approval of each Trustee.

         8.2 Reliance on Statement by Trustees. Any person dealing with the Trustees shall be fully protected in relying upon the Trustees' certificate signed by any one or more of the Trustees that they have authority to take any action under this Trust. Any person dealing with the Trustees shall be fully protected in relying upon the Trustees' certificate setting forth the facts concerning the calling of any meeting of Beneficiaries, the giving of notice thereof, and the action taken at such meeting, including the aggregate Beneficial Interest of Beneficiaries taking such action.

                                   ARTICLE IX

                            COMPENSATION OF TRUSTEES

         9.1  Amount  of   Compensation.   In  lieu  of   commissions  or  other
compensation fixed by law for trustees, the Trustees shall receive as compensation for services hereunder $100 per hour spent in the performance of the Trustees duties hereunder.

         9.2 Expenses. Each Trustee shall be reimbursed from the Trust Estate for all expenses reasonably incurred by him in the performance of his duties in accordance with this Agreement.

         9.3 Reporting of Compensation Due and Expenses. Each Trustee shall be responsible for providing regular invoices to the Trust for his services and expenses hereunder.

                                    ARTICLE X

                         TRUSTEES AND SUCCESSOR TRUSTEES

         10.1 Number of Trustees. Subject to the provisions of Section 10.3 relating to the period ending the appointment of a successor Trustee, there shall always be at least three Trustees of this Trust, each of whom shall be a citizen and resident of, or a corporation which is incorporated under the laws of, a state of the United States and, if a corporation, it shall be authorized to act as a corporate fiduciary under the laws of the State of Indiana.

         10.2 Resignation and Removal. Any Trustee may resign and be discharged from the trusts hereby created by giving written notice thereof to the remaining Trustee or Trustees and by mailing such notice to the Beneficiaries at their respective addresses as they appear in the records of the Trustees in the event that there are no remaining Trustees. Such resignation shall become effective on the day specified in such notice or upon the appointment of such Trustee's successor and such successor's acceptance of such appointment, whichever is earlier. Any Trustee may be removed at any time, with or without cause, by Beneficiaries having an aggregate Beneficial Interest of at least two-thirds of the total Beneficial Interest.

         10.3 Appointment of Successor. Should at any time a Trustee resign or be removed, or die or become mentally incompetent (as determined by a majority of the remaining Trustees in their sole discretion) or bankrupt or insolvent, a vacancy shall be deemed to exist and a successor shall be appointed by the remaining Trustees. If such a vacancy is not filled by the remaining Trustees or Trustee within 30 days, the Beneficiaries may, pursuant to Article XII hereof, call a meeting to appoint a successor Trustee by Beneficiaries owning a majority of the Beneficial Interests represented at the meeting. Pending the appointment of a successor Trustee, the remaining Trustees then serving may take any action in the manner set forth in Section 8.1

         10.4 Acceptance of Appointment by a Successor Trustee. Any successor Trustee appointed shall execute an instrument accepting such appointment hereunder and shall deliver one counterpart thereof to each of the other Trustees and, in case of a resignation, to the retiring Trustee. Thereupon, such successor Trustee shall, without any further act, become vested with all the estates, properties, rights, powers, trusts and duties of predecessor in the Trust hereunder with like effect as if originally named therein; but the retiring Trustee shall nevertheless, when requested in writing by the successor Trustee or by the remaining Trustees, execute an instrument or instruments conveying and transferring to such successor Trustee upon the trust herein expressed, all the estates, properties, rights, powers and trusts of such retiring Trustee, and shall duly assign transfer and deliver to such successor Trustee all property and money held by him hereunder.

         10.5 Bonds. Unless required by the Board of Directors of the Corporation prior to the Effective Date, or unless a bond is required by law, no bond shall be required of any original or successor Trustee hereunder. If a bond is required by law, no surety or security with respect to such bond shall be required unless required by law and such requirement cannot be waived by or with approval of the Beneficiaries or unless required by the Board of Directors of the Corporation. If a bond is required by the Board of Directors of the Corporation or by a majority vote of the Trustees, the Board of Directors of the Corporation or the Trustees, as the case may be, shall determine whether, and to what extent, a surety or security with respect to such bond shall be required.

                                   ARTICLE XI

                          CONCERNING THE BENEFICIARIES

         11.1 Limitation on Suits by Beneficiaries. No Beneficiary shall have any right by virtue of any provisions of this Agreement to institute any action or proceeding at law or in equity against any party other than the Trustees upon or under or with respect to the Trust Estate or the agreements relating to or forming part of the Trust Estate, and the Beneficiaries do hereby waive any such right, unless Beneficiaries having an aggregate Beneficial Interest of 25% shall have made written request upon the Trustees to institute such action or proceeding in their own names as Trustees hereunder and shall have offered to the Trustees reasonable indemnity against the costs and expenses to be incurred therein or thereby, and the Trustees for 30 days after their receipt of such notice, request, and offer of indemnity shall have failed to institute any such action or proceeding.

         11.2 Requirements of Undertaking. The Trustees may request any court to require, and any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against Trustees for any action taken or omitted by them as Trustees, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by any such party litigant, provided that the provisions of this Section shall not apply to any suit by the Trustee.

                                   ARTICLE XII

                            MEETING OF BENEFICIARIES

         12.1 Purpose of Meetings. A meeting of the Beneficiaries may be called at any time and from time to time pursuant to the provisions of this article for the purposes of taking any action which the terms of this Agreement permit Beneficiaries having a specified aggregate Beneficial Interest to take either acting alone or with the Trustees.

         12.2 Meeting Called by Trustees. The Trustees may at any time call a meeting of the Beneficiaries to be held at such time and such place within or outside of the State of Indiana, as the Trustees shall determine. Written notice of every meeting of the Beneficiaries shall be given by the Trustees (except as provided in Section 12.3), which written notice will set forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, and shall be mailed not more than 60 days before the date of such meeting. The notice shall be directed to the Beneficiaries at their respective addresses as they appear in the records of the Trust.

         12.3 Meeting Called on Request of Beneficiaries. Within 30 days after written request to the Trustees by Beneficiaries having an aggregate Beneficial Interest of 25% to call a meeting of all the Beneficiaries, which written request shall specify in reasonable detail the action proposed to be taken, the Trustees shall proceed under the provisions of Section 12.2 to call a meeting of the Beneficiaries. If the Trustees fail to call such a meeting within such 30-day period then such meeting may be called by Beneficiaries having an aggregate Beneficial Interest of 25% or their designated representative.

         12.4 Persons Entitled to Vote at Meeting of Beneficiaries. All Beneficiaries appearing at any meeting of the Beneficiaries shall be entitled to vote in person or by proxy. Each Beneficiary shall be entitled to vote on such propositions presented to the Beneficiaries based upon such Beneficiary's Beneficial Interest.

         12.5 Quorum. At any meeting of Beneficiaries, the presence of Beneficiaries, in person or by proxy, having an aggregate Beneficial Interest sufficient to take action on any matter for the transaction of which such meeting was called shall be necessary to constitute a quorum; but if less than a quorum be present, Beneficiaries having an aggregate Beneficial Interest of more than 50% of the aggregate Beneficial Interest of all Beneficiaries represented at the meeting may adjourn such meeting with the same effect and for all intents and purposes as though a quorum had been present. Any meeting of Beneficiaries may be adjourned from time to time and a meeting may be held at such adjourned time and place without further notice.

         12.6 Conduct of Meetings. The Trustees shall appoint the Chairman and the Secretary of the meeting. The vote upon any resolution submitted to any meeting of Beneficiaries shall be by written ballot. Two Inspectors of Votes, appointed by the Chairman of the meeting, shall count all votes cast at the meeting for or against any resolution and shall make and file with the Secretary of the meeting their verified written report.

         12.7 Record of Meeting. A record of the proceedings of each meeting of Beneficiaries shall be prepared by the Secretary of the meeting. The record shall be signed and verified by the Secretary of the meeting and shall be delivered to the Trustees to be preserved by them. Any record so signed and verified shall be conclusive evidence of all the matters therein stated.

                                  ARTICLE XIII

                                   AMENDMENTS

         13.1 Consent of Beneficiaries. At the discretion or with the consent of Beneficiaries having an aggregate Beneficial Interest of at least two thirds of the total Beneficial Interest, the Trustees shall promptly make and execute a declaration amending this Agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or amendments thereto, provided, however, that no such amendment shall permit the Trustees hereunder to engage in any activity prohibited by Section 6.1 or affect the Beneficiaries' rights to receive their pro rata shares of the Trust Estate at the time of distribution.

         13.2 Notice and Effect to Amendment. Promptly after the execution by the Trustees of any such declaration of amendment, the Trustees shall give notice of the substance of such amendment to the Beneficiaries or, in lieu thereof, the Trustees may send a copy of the amendment to each Beneficiary. Upon the execution of any such declaration of amendment by the Trustees, this Agreement shall be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties, and immunities of the Trustees and the Beneficiaries under this Agreement shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modification and amendments, and all the terms and conditions of any such amendment shall be thereby deemed to be part of the terms and conditions of this Agreement for any and all purposes.

                                   ARTICLE XIV

                            MISCELLANEOUS PROVISIONS

         14.1 Filing Documents. This Agreement shall be filed or recorded in such other office or offices as the Trustees may determine to be necessary or desirable. A copy of this Agreement and all amendments thereof shall be on file in the office of each Trustee and shall be available at all times during regular business hours for inspection by any Beneficiary or his duly authorized representative. The Trustees shall file or record any amendment of this Agreement in the same place where the original Agreement is filed or recorded. The Trustees shall file or record any instrument which relates to any change in the office of Trustees in the same places where the original Agreement is filed or recorded.

         14.2 Intention of Parties to Establish Trust. this Agreement is not intended to create and shall not be interpreted as creating a corporation, association, partnership, or joint venture of any kind for purposes of federal income taxation or for any other purpose. Except as otherwise contemplated by
Section 3.3 hereof, this Agreement is intended to create a trust without transferable shares and the trust created hereunder shall be governed and construed in all respects as a trust.

         14.3 Laws as to Construction. This Agreement shall be governed by and construed in accordance with the laws of the State of Indiana, the Trustees, and the Beneficiaries (by their vote with respect to the Plan of Complete Liquidation and Dissolution and/or their acceptance of any distributions made to them pursuant to this Agreement) consent and agree that this Agreement shall be governed by and construed in accordance with such laws.

         14.4 Severability. In the event any provision of this Agreement or the application thereof to any Person or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

         14.5 Notices. Any notice or other communication by the Trustees to any Beneficiary shall be deemed to have been sufficiently given, for all purposes, if given by being deposited, postage prepaid, in a post office or letter box addressed to such person at his address as shown in the records of the Trustees.

         14.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, this ____day of ________, 1996.

CAPITAL INDUSTRIES, INC.



- ------------------------------
By:  O.U. Mutz, Chairman


TRUSTEES:


- ------------------------------


- ------------------------------


- ------------------------------

                                                                       Exhibit D


                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders
Capital Industries, Inc. and Subsidiary

We have audited the accompanying consolidated balance sheet of Capital Industries, Inc. and Subsidiary as of March 31, 1995 and 1994 and the related consolidated statements of operations, changes in stockholder's equity and cash flows for each of the three years in the period ended March 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Capital Industries, Inc. and Subsidiary as of March 31, 1995 and 1994, and the consolidated results of their operations and their cash flows for the three years in the period ended March 31, 1995, in conformity with generally accepted accounting principles.

As discussed in Note 1, the Company changed its method of accounting for income taxes in fiscal 1994.


                                             COOPERS & LYBRAND L.L.P.


Indianapolis, Indiana
May 11, 1995

                            CAPITAL INDUSTRIES, INC.
                PROXY CARD FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD April 23, 1996

The undersigned appoints O.U. Mutz and Paul A. Shively, or either of them, with full power of substitution, as proxies to vote all shares of COMMON STOCK held by the undersigned at the Annual Meeting of Shareholders of Capital Industries, Inc. (the "Company") to be held April 23, 1996, at 10:00 a.m., Indianapolis time, and at any adjournment thereof, on the matters outlined on the reverse.




THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES AND THE MATTERS LISTED ON THE OTHER SIDE OF THIS PROXY CARD. IF ANY DIRECTOR NOMINEE OR TRUSTEE NOMINEE SHOULD BE UNABLE TO SERVE, THE SHARES WILL BE VOTED FOR A SUBSTITUTE NOMINEE SELECTED BY THE BOARD OF DIRECTORS. IF ANY OTHER BUSINESS COMES BEFORE THE MEETING, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF THE ACTION RECOMMENDED BY THE BOARD OF DIRECTORS OF THE COMPANY AND, IN THE ABSENCE OF A RECOMMENDATION, IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXY HOLDERS.

IMPORTANT - This Proxy must be signed and dated on the reverse side.

1.       ELECTION OF DIRECTORS

         [_] FOR all seven nominees listed below (except as marked to the contrary below)

         [_] WITHHOLDING AUTHORITY to vote for all nominees listed below

          O.U. Mutz, Paul A. Shively, John B. Gray, Jr., Charles E. Lanham, John
          D. Peterson, Robert H. Reynolds and J. Fred Risk. (INSTRUCTION: To withhold authority to vote for any nominee, write that nominee's name on the line below.)

         ------------------------------------------------------

2.       APPROVAL OF THE DISSOLUTION OF THE COMPANY AND THE PLAN
         FOR DISSOLUTION AND COMPLETE LIQUIDATION (THE "PLAN")

         [_] FOR approval of the Plan

         [_] AGAINST approval of the Plan

         [_] ABSTAIN

3.       ELECTION OF THE TRUSTEE NOMINEES OF THE CAPITAL INDUSTRIES
         LIQUIDATING TRUST

         [_] FOR

         [_] AGAINST

         [_] ABSTAIN

4. In their discretion, upon such other business (none of which is known to Capital Industries, Inc. as of the mailing date of this proxy) as may properly come before the meeting.

THE UNDERSIGNED ACKNOWLEDGES RECEIPT FROM THE COMPANY, PRIOR TO THE EXECUTION OF THIS PROXY, OF NOTICE OF THE MEETING, A PROXY STATEMENT AND A FORM 10-K OF THE COMPANY(SERVING AS AN ANNUAL REPORT).

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE
ENCLOSED ENVELOPE.

Sginature ________________________ _________________________ Dated_____, 1996


NOTE: Please sign exactly and as fully as shown below. When shares are held by two or more persons, all of them should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.